UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

ROWAN COMPANIES, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-5491	75-0759420
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 POST OAK BOULEVARD SUITE 5450 HOUSTON, TEXAS	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

Attached as Exhibit 99 is a new slide that will be included in upcoming investor presentations. This slide shows the Company’s average per day rig operating costs and is the only material change to our investor presentation. Other minor revisions and updates have also been made; a complete presentation is available on the Company’s website ( www.rowancompanies.com ) under the Investor Relations tab.

Item 9.01.   Financial Statements and Exhibits

99	New slide to be used in investor presentations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROWAN COMPANIES, INC.

By: /s/ William H. Wells
W. H. Wells,
Vice President — Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: June 22, 2009

Exhibit Index

99	New slide to be used in investor presentations.